SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WEIDER NUTRITION INT

                    GAMCO INVESTORS, INC.
                                10/08/03            7,500             2.9993
                                10/06/03            4,800             3.0000
                                10/03/03           10,200             2.9789
                                 9/22/03            5,000             2.9460
                                 9/22/03              300             2.9100
                                 9/19/03              200             2.9300
                                 9/05/03            4,600             2.7743
                                 9/02/03            4,300             2.8651
                                 8/28/03            2,000-            2.7800
                                 8/28/03            2,000             2.7500
                                 8/28/03            2,000             2.7500
                                 8/22/03            2,000             2.8000
                                 8/21/03            5,000-           22.8710
                                 8/21/03            5,000             2.8210
                                 8/21/03            5,000            22.8210
                                 8/14/03            2,400             2.8454
                    GABELLI ADVISERS, INC.
                                 8/18/03            3,100-            2.9500
                    GABELLI FUNDS, LLC.
                         GABELLI CAPITAL ASSET FUND
                                 9/09/03              100             2.8000
                                 8/18/03            5,000             2.9000


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.